Exhibit 10.8
AMENDMENT TO CONFIRMATION
     THIS AMENDMENT TO CONFIRMATION (this “Amendment”) is made as of this 29th day of June 2007, between Parker Drilling Company (“Issuer”) and Deutsche Bank AG, London Branch (“Deutsche”).
     WHEREAS, Deutsche and Issuer are parties to a Confirmation dated as of June 28, 2007 (the “Confirmation”) relating to Warrants on shares of Issuer;
     WHEREAS, the parties wish to amend the Confirmation on the terms and conditions set forth in this Amendment;
     NOW, THEREFORE, in consideration of their mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
     Section 1. Terms Used but Not Defined Herein. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Confirmation.
     Section 2. Amendments to the Confirmation. The Confirmation is, effective as of the date hereof, hereby amended as follows:
(a) The “Premium” under the Confirmation shall be USD $6,075,000.00. For the avoidance of doubt, the Premium per Warrant set forth in the Confirmation shall remain unchanged.
(b) The “Number of Warrants” under Annex A of the Confirmation shall be 30,092 for Components 1 through 89 and 30,127 for Component 90.
     Section 3. Representations and Warranties. Issuer represents and warrants to Deutsche that the representations and warranties of Issuer set forth in Section 3 of the Agreement and Section 7 of the Confirmation are true and correct and are hereby deemed to be repeated to Deutsche as if set forth herein.
     Section 4. Effectiveness. This Amendment shall become effective upon execution by the parties hereto.
     Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.
     Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     Section 7. Effectiveness of Confirmation. Except as amended hereby, all the terms of the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

Exhibit 10.8
Issuer hereby agrees to check this Amendment and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Deutsche a facsimile of the fully-executed Amendment to Deutsche at 44 113 336 2009. Originals shall be provided for your execution upon your request.
We are very pleased to have executed the Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours, DEUTSCHE BANK AG, LONDON BRANCH
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DEUTSCHE BANK SECURITIES INC. acting solely as Agent in connection with this Transaction
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Issuer hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date. PARKER DRILLING COMPANY
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